UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: July 31, 2019

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	July 31, 2019

WESTERN ASSET

MUNICIPAL HIGH

INCOME FUND

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize current income exempt from regular federal income tax*.

*

Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Municipal High Income Fund for the twelve-month reporting period ended July 31, 2019. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

August 30, 2019

II	Western Asset Municipal High Income Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize current income exempt from regular federal income tax. We select securities primarily by identifying undervalued sectors and individual securities, while also selecting securities we believe will benefit from anticipated changes in market conditions. Under normal circumstances, the Fund invests at least 80% of its assets in “municipal securities”. Municipal securities are securities and other investments with similar economic characteristics the interest on which is exempt from regular federal income tax. Interest on municipal securities may be subject to the federal alternative minimum tax (“AMT”). Under normal market conditions, the Fund will invest primarily in municipal securities rated at the time of purchase in the lowest investment grade categories (that is, securities rated in the Baa/BBB categories) or rated below investment grade (that is, securities rated below the Baa/BBB categories) or, if unrated or deemed to be unrated by us, determined by us to be of comparable credit quality. However, the Fund is permitted to invest in securities rated in any investment category. Below investment grade securities are commonly referred to as “high yield” or “junk” bonds.

Although the Fund may invest in securities of any maturity, the Fund focuses on intermediate- and long-term municipal securities. The Fund will normally invest in securities that have remaining maturities at the time of purchase ranging from one to more than thirty years. In purchasing debt obligations for the Fund, we may take full advantage of the full range of maturities and durationsi of municipal securities, and may adjust the average maturity or duration of the investments held by the Fund from time to time, depending on our assessment of the relative yields of securities of different maturities and durations and our expectations of future changes in interest rates.

Under normal circumstances, the Fund may invest up to 20% of its assets in fixed income securities and other investments whose interest may be subject to federal income tax, although for temporary or defensive purposes the Fund may invest an unlimited amount in such securities. Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments such as derivatives and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The Fund may use one or more of these instruments without limit, except that these instruments are taken into account when determining compliance with the Fund’s 80% policy. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes. The Fund may leverage its assets by investing proceeds received through tender options bond transactions, which is considered a form of borrowing.

At Western Asset Management Company, LLC (“Western Asset”), the Fund’s subad-viser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under

Western Asset Municipal High Income Fund 2019 Annual Report	1

Fund overview (cont’d)

this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets generally posted strong results over the twelve-month reporting period ended July 31, 2019. Spread sectors (non-Treasuries) experienced periods of volatility as they were impacted by a number of factors, including continued economic growth in the U.S., moderating growth overseas, monetary policy tightening and then a “dovish pivot” by the Federal Reserve Board (the “Fed”)ii, an escalating trade war between the U.S. and China, and numerous geopolitical issues.

Both short- and long-term U.S. Treasury yields declined during the reporting period. The yield for the two-year Treasury note began the reporting period at 2.67% and ended the period at 1.89%. The low for the period was 1.71% on June 25, 2019 and the high for the period of 2.98% occurred on November 8, 2018. The yield for the ten-year Treasury began the reporting period at 2.96% and ended the period at 2.02%. The low for the period was 1.96% on July 3, 2019 and the peak for the period of 3.24% took place on November 8, 2018.

The municipal bond market lagged the overall taxable bond market during the reporting period. Over that time, the Bloomberg Bar-clays Municipal Bond Indexiii and the Bloomberg Barclays U.S. Aggregate Indexiv returned 7.31% and 8.08%, respectively. Both the taxable and tax-free markets benefited from the falling interest rate environ ment. In addition, the tax-free market was supported by generally solid fundamentals, solid demand and moderating new supply during the reporting period.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We opportunistically increased the Fund’s duration versus that of the benchmark, moving it closer to a neutral position versus the benchmark. From a sector perspective, we increased the Fund’s allocations to the Industrial Revenue and State and Local General Obligation bond sectors, while reducing its exposures to the Leasing and Water & Sewer sectors. We also pared the Fund’s allocation to pre-refundedv securities, both from sales and the maturing of certain positions during the reporting period.

The Fund employed the use of U.S. Treasury futures during the reporting period to tactically manage duration. This strategy modestly detracted from performance.

Performance review

For the twelve months ended July 31, 2019, Class A shares of Western Asset Municipal High Income Fund, excluding sales charges, returned 6.09%. The Fund’s unmanaged benchmark, the Bloomberg Barclays Municipal Bond Index, returned 7.31% for the same period. The Lipper High Yield Municipal Debt Funds Category Averagevi returned 6.77% over the same time frame.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

2	Western Asset Municipal High Income Fund 2019 Annual Report

Performance Snapshot as of July 31, 2019 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Municipal High Income Fund:
Class A	5.07%	6.09%
Class C	4.71%	5.50%
Class I	5.09%	6.21%
Bloomberg Barclays Municipal Bond Index	5.15%	7.31%
Lipper High Yield Municipal Debt Funds Category Average	6.13%	6.77%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended July 31, 2019 for Class A, Class C and Class I shares were 1.93%, 1.44% and 2.17%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class I shares would have been 2.14%. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated November 30, 2018, the gross total annual fund operating expense ratios for Class A, Class C and Class I shares were 0.82%, 1.38% and 0.69%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 0.65% for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular

Western Asset Municipal High Income Fund 2019 Annual Report	3

Fund overview (cont’d)

business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its quality biases. In particular, having an overweight to municipal securities rated BBB and below benefited performance as lower rated municipal bonds outperformed their higher rated counterparts over the reporting period.

The Fund’s positioning in a number of sectors also contributed to results. In particular, security selection in the Education, Transportation, Water & Sewer, Leasing and Special Tax obligation sectors was additive for results.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was its duration positioning. Having an overall shorter duration than that of the benchmark detracted from results as rates declined during the twelve-month reporting period.

In terms of sector positioning, an underweight to and security selection in the State General Obligation bond sector, along with security selection in the Health Care sector, were headwinds for performance.

Thank you for your investment in Western Asset Municipal High Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

August 20, 2019

RISKS: The Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. A significant portion of portfolio holdings may be invested in lower quality securities, which present greater risk of loss of principal and interest than higher rated securities. Below investment grade securities (that is, securities rated below the Baa/ BBB categories) or, if unrated, securities determined to be of comparable credit quality are commonly referred to as “junk bonds.” Investing in securities issued by investment companies, including exchange-traded funds (“ETFs”), involves risks similar to those of investing directly in the securities and other assets held by the investment company or ETF. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the Fund will indirectly bear its pro rata share of the fees and expenses incurred by a fund it invests in, including advisory fees. These expenses are in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. The Fund may use derivatives, such as options and futures, which can

4	Western Asset Municipal High Income Fund 2019 Annual Report

be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The Bloomberg Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

iv

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

A pre-refunded bond is a bond in which the original security has been replaced by an escrow, usually consisting of treasuries or agencies, which has been structured to pay principal and interest and any call premium, either to a call date (in the case of a pre-refunded bond), or to maturity (in the case of an escrowed to maturity bond).

vi

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended July 31, 2019, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 191 funds for the six-month period and among the 184 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

Western Asset Municipal High Income Fund 2019 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of July 31, 2019 and July 31, 2018 and does not include derivatives, such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Western Asset Municipal High Income Fund 2019 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2019 and held for the six months ended July 31, 2019.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	5.07%	$1,000.00	$1,050.70	0.82%	$4.17	Class A	5.00%	$1,000.00	$1,020.73	0.82%	$4.11
Class C	4.71	1,000.00	1,047.10	1.39	7.06	Class C	5.00	1,000.00	1,017.90	1.39	6.95
Class I	5.09	1,000.00	1,050.90	0.65	3.31	Class I	5.00	1,000.00	1,021.57	0.65	3.26

Western Asset Municipal High Income Fund 2019 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended July 31, 2019.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

8	Western Asset Municipal High Income Fund 2019 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class I
Twelve Months Ended 7/31/19	6.09%	5.50%	6.21%
Five Years Ended 7/31/19	4.15	3.56	4.32
Ten Years Ended 7/31/19	5.77	5.16	5.91

With sales charges[2]	Class A	Class C	Class I
Twelve Months Ended 7/31/19	1.61%	4.50%	6.21%
Five Years Ended 7/31/19	3.25	3.56	4.32
Ten Years Ended 7/31/19	5.31	5.16	5.91

Cumulative total returns
Without sales charges[1]
Class A (7/31/09 through 7/31/19)	75.17%
Class C (7/31/09 through 7/31/19)	65.46
Class I (7/31/09 through 7/31/19)	77.65

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

Western Asset Municipal High Income Fund 2019 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A Shares of Western Asset Municipal High Income Fund vs. Bloomberg Barclays Municipal Bond Index† — July 2009 - July 2019

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A shares of Western Asset Municipal High Income Fund on July 31, 2009, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through July 31, 2019. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg Bar-clays Municipal Bond Index. The Bloomberg Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

10	Western Asset Municipal High Income Fund 2019 Annual Report

Spread duration (unaudited)

Economic exposure — July 31, 2019

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bloomberg Barclays Municipal Bond Index

WA Muni High	— Western Asset Municipal High Income Fund

Western Asset Municipal High Income Fund 2019 Annual Report	11

Effective duration (unaudited)

Interest rate exposure — July 31, 2019

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bloomberg Barclays Municipal Bond Index

WA Muni High	— Western Asset Municipal High Income Fund

12	Western Asset Municipal High Income Fund 2019 Annual Report

Schedule of investments

July 31, 2019

Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 99.5%
Alabama — 6.6%
Jefferson County, AL, Sewer Revenue:
Convertible CAB, Subordinated Lien, Warrants, Step bond (0.000% until 10/1/23; 7.900%)	0.000%	10/1/50	$11,020,000	$10,433,626
Senior Lien, Warrants, Series A, AGM	5.500%	10/1/53	1,750,000	2,005,885
Subordinated Lien, Warrants, Series D	6.000%	10/1/42	4,880,000	5,774,406
Subordinated Lien, Warrants, Series D	6.500%	10/1/53	8,250,000	9,889,193
Lower Alabama Gas District, Natural Gas Revenue, Series A	5.000%	9/1/46	3,990,000	5,433,901
Southeast Alabama Gas Supply District, Gas Supply Revenue, Project #1, Series A	4.000%	4/1/24	1,500,000	1,633,695	(a)(b)
Total Alabama				35,170,706
Arizona — 3.8%
Arizona State Lottery Revenue, Refunding	5.000%	7/1/29	575,000	739,743	(c)
Chandler, AZ, IDA Revenue, Intel Corp. Project	5.000%	6/3/24	3,550,000	4,112,213	(a)(b)(d)
La Paz County, AZ, IDA Revenue:
Charter School Solutions, Harmony Public
School Project	5.000%	2/15/36	750,000	842,543	(e)
Charter School Solutions, Harmony Public School Project	5.000%	2/15/46	3,000,000	3,308,610	(e)
Navajo Nation, AZ, Revenue, Series A, Refunding	5.500%	12/1/30	850,000	967,453	(e)
Phoenix, AZ, IDA Revenue, Basis School Inc., Refunding	5.000%	7/1/45	7,000,000	7,395,360	(e)
Tempe, AZ, IDA Revenue:
Mirabella at ASU Inc. Project, Series A	6.000%	10/1/37	1,200,000	1,374,672	(e)
Mirabella at ASU Inc. Project, Series A	6.125%	10/1/47	1,400,000	1,589,728	(e)
Total Arizona				20,330,322
California — 8.8%
California State MFA Revenue:
Senior Lien, Linux Apartment Project, Series A	5.000%	12/31/43	1,000,000	1,173,310	(d)
Senior Lien, Linux Apartment Project, Series A	5.000%	12/31/47	1,250,000	1,460,162	(d)
California State PCFA Water Furnishing Revenue, Poseidon Resources Desalination Project	5.000%	11/21/45	7,500,000	8,010,825	(d)(e)
California State School Finance Authority, School Facilities Revenue:
KIPP LA Project, Series A	5.000%	7/1/34	600,000	670,002

See Notes to Financial Statements.

Western Asset Municipal High Income Fund 2019 Annual Report	13

Schedule of investments (cont’d)

July 31, 2019

Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
California — continued
KIPP LA Project, Series A	5.125%	7/1/44	$750,000	$827,850
California Statewide CDA Revenue:
Provident Group-Pomona Properties LLC, Series A	5.600%	1/15/36	3,050,000	3,258,589	(e)
Provident Group-Pomona Properties LLC, Series A	5.750%	1/15/45	2,230,000	2,379,633	(e)
Golden State, CA, Tobacco Securitization Corp. Revenue, Tobacco Settlement Funded, Series A-1, Refunding	5.000%	6/1/47	2,000,000	2,021,040
Inland Valley, CA, Development Agency, Successor Agency Tax Allocation Revenue, Series A, Refunding	5.000%	9/1/44	2,140,000	2,401,872
Morongo Band of Mission Indians, CA, Revenue, Tribal Economic Development, Series A	5.000%	10/1/42	250,000	281,048	(e)
M-S-R Energy Authority, CA, Natural Gas Revenue, Series B	7.000%	11/1/34	14,000,000	21,029,540
River Islands, CA, Public Financing Authority, Special Tax Revenue, Community Facilities District No. 2003-1, Refunding	5.500%	9/1/45	2,740,000	2,968,872
Total California				46,482,743
Colorado — 5.4%
Arista Metropolitan District, CO., GO, Convertible Unlimited & Special Revenue, Refunding and Improvements	5.125%	12/1/48	1,000,000	1,046,860
Clear Creek Station Metropolitan District #2, CO, GO, Subordinate, Series B	7.375%	12/15/47	500,000	515,735
Colliers Hill Metropolitan District #2, CO, GO:
Senior Bonds, Series A	6.250%	12/1/37	750,000	774,000
Senior Bonds, Series A	6.500%	12/1/47	1,250,000	1,289,675
Colorado State High Performance Transportation Enterprise Revenue, C-470 Express Lanes	5.000%	12/31/51	500,000	547,000
Dominion, CO, Water & Sanitation District Revenue, Series 2016	6.000%	12/1/46	3,000,000	3,216,720
Leyden Rock, CO, Metropolitan District #10, GO, Senior Refunding and Improvement, Series A	5.000%	12/1/45	1,250,000	1,303,388
North Range, CO, Metropolitan District #2, GO:
Series A, Refunding	5.625%	12/1/37	500,000	522,255
Subordinate, Series B	7.750%	12/15/47	1,000,000	1,032,290

See Notes to Financial Statements.

14	Western Asset Municipal High Income Fund 2019 Annual Report

Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Colorado — continued
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.500%	11/15/38	$11,550,000	$17,208,922
Solaris, CO, Metropolitan District #3, GO, Series A, Refunding	5.000%	12/1/36	850,000	891,225
Total Colorado				28,348,070
Connecticut — 0.6%
Connecticut State Special Tax Revenue, Transportation Infrastructure, Series A	5.000%	1/1/37	1,000,000	1,198,270
Connecticut State, GO, Series A	5.000%	4/15/35	1,500,000	1,835,175
Total Connecticut				3,033,445
Delaware — 1.8%
Delaware State EDA Revenue, Indian River Power LLC	5.375%	10/1/45	9,000,000	9,299,970
District of Columbia — 1.3%
District of Columbia Revenue:
Friendship Public Charter School Inc.	5.000%	6/1/32	2,130,000	2,296,885
Friendship Public Charter School Inc.	5.000%	6/1/42	1,250,000	1,330,350
Ingleside Rock Creek Project, Series A	5.000%	7/1/42	300,000	320,169
KIPP Charter School	6.000%	7/1/33	1,000,000	1,185,930	(f)
KIPP Charter School	6.000%	7/1/43	1,450,000	1,719,599	(f)
Total District of Columbia				6,852,933
Florida — 1.1%
Capital Trust Agency Inc., FL, Senior Living Facilities Revenue, Elim Senior Housing Inc.	5.875%	8/1/52	250,000	261,260	(e)
Florida State Development Finance Corp., Educational Facilities Revenue:
Renaissance Charter School Inc. Projects, Series A	6.000%	6/15/35	1,200,000	1,323,060	(e)
Renaissance Charter School Inc. Projects, Series A	6.125%	6/15/46	990,000	1,079,724	(e)
Palm Beach County, FL, Health Facilities Authority Revenue:
Acts Retirement-Life Communities	5.000%	11/15/45	750,000	858,397
Sinai Residences Boca Raton Project	7.500%	6/1/49	1,600,000	1,805,056
Reunion, FL, East Community Development District, Special Assessment Bond:
Series 1	6.600%	5/1/33	350,000	354,151
Series A-2	7.375%	5/1/33	355,000	4	*(g)
Total Florida				5,681,652

See Notes to Financial Statements.

Western Asset Municipal High Income Fund 2019 Annual Report	15

Schedule of investments (cont’d)

July 31, 2019

Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Georgia — 0.6%
Fulton County, GA, Development Authority Revenue, Georgia Institute of Technology	4.000%	6/15/49	$1,500,000	$1,652,040	(h)
Main Street Natural Gas Inc., GA, Gas Project Revenue, Series A	5.000%	5/15/43	1,250,000	1,466,425
Total Georgia				3,118,465
Illinois — 8.9%
Chicago, IL, Board of Education, Dedicated Capital Improvement, Special Tax Revenue, Series 2018	5.000%	4/1/42	1,000,000	1,108,070
Chicago, IL, Board of Education, GO:
Dedicated, Series G, Refunding	5.000%	12/1/34	100,000	112,021
Dedicated, Series H	5.000%	12/1/46	750,000	816,368
Series D	5.000%	12/1/46	750,000	823,042
Chicago, IL, GO:
Series 2002B	5.500%	1/1/37	2,000,000	2,214,120
Series 2005D, Refunding	5.500%	1/1/37	3,500,000	3,874,710
Series A, Refunding	6.000%	1/1/38	1,250,000	1,465,112
Series C, Refunding	5.000%	1/1/25	1,000,000	1,107,890
Chicago, IL, Motor Fuel Tax Revenue, Refunding, AGM	5.000%	1/1/32	1,050,000	1,159,494
Chicago, IL, O’Hare International Airport Revenue:
Senior Lien, Series G	5.000%	1/1/47	1,000,000	1,145,900	(d)
Senior Lien, Series G	5.000%	1/1/52	1,000,000	1,141,100	(d)
Chicago, IL, Transit Authority, Sales Tax Receipts Revenue, Second Lien	5.000%	12/1/51	4,000,000	4,460,840
Illinois State Development Finance Authority, Environmental Facilities Revenue, Citgo Petroleum Corp. Project	8.000%	6/1/32	3,250,000	3,268,070	(d)
Illinois State Finance Authority Revenue:
Franciscan Communities Inc., Series A	5.125%	5/15/43	2,700,000	2,848,284
Park Place of Elmhurst	2.000%	5/15/55	2,525,250	125,379	*(g)
Illinois State University Revenue, Auxiliary Facilities System, Series A, Refunding, AGM	5.000%	4/1/37	200,000	233,000
Illinois State, GO:
Series 2016	5.000%	1/1/41	5,020,000	5,414,723
Series 2016, Refunding	5.000%	2/1/26	2,500,000	2,825,875
Series A, Refunding	5.000%	10/1/29	2,900,000	3,347,528
Series C	5.000%	11/1/29	3,250,000	3,652,480

See Notes to Financial Statements.

16	Western Asset Municipal High Income Fund 2019 Annual Report

Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Illinois — continued
Metropolitan Pier & Exposition Authority, IL, Dedicated State Revenue:
McCormick Place Expansion Project, Series A, CAB, State Appropriations	0.000%	12/15/52	$2,800,000	$738,864
McCormick Place Expansion Project, Series A, State Appropriations	5.000%	6/15/57	1,150,000	1,269,772
McCormick Place Expansion Project, Series B-2, Refunding	5.000%	6/15/50	300,000	304,452
McCormick Place Expansion Project, Series B-2, Refunding, State Appropriations	5.200%	6/15/50	40,000	40,662
McCormick Place Expansion Project, Series B-2, Refunding, State Appropriations	5.250%	6/15/50	180,000	183,055
Regional Transportation Authority, IL, GO, Series 2003A, Refunding	6.000%	7/1/29	2,780,000	3,629,651
Total Illinois				47,310,462
Indiana — 2.2%
Indiana State Finance Authority Revenue, Educational Facilities, Marian University Project	6.375%	9/15/41	10,000,000	10,712,900
Valparaiso, IN, Exempt Facilities Revenue, Pratt Paper LLC Project	7.000%	1/1/44	1,000,000	1,171,420	(d)
Total Indiana				11,884,320
Iowa — 0.1%
Iowa State Finance Authority Midwestern Disaster Area Revenue, Iowa Fertilizer Company Project, Refunding	3.125%	12/1/22	400,000	405,112
Kentucky — 2.7%
Kentucky Economic Development Finance Authority, Hospital Facilities Revenue, Owensboro Medical Health Systems, Series A	6.375%	6/1/40	11,500,000	11,985,185	(f)
Kentucky State PEA, Gas Supply Revenue, Series B	4.000%	1/1/25	2,000,000	2,216,660	(a)(b)
Total Kentucky				14,201,845
Louisiana — 0.2%
Louisiana State PFA, Lease Revenue, Provident Group, Flagship Properties	5.000%	7/1/42	1,000,000	1,157,490
Maryland — 2.1%
Maryland State EDC Revenue:
Seagirt Marine Terminal Project, Series A	5.000%	6/1/44	300,000	355,377	(d)

See Notes to Financial Statements.

Western Asset Municipal High Income Fund 2019 Annual Report	17

Schedule of investments (cont’d)

July 31, 2019

Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Maryland — continued
Seagirt Marine Terminal Project, Series A	5.000%	6/1/49	$1,000,000	$1,177,980	(d)
Maryland State Health & Higher EFA Revenue, Mercy Medical Center	6.250%	7/1/31	9,000,000	9,731,880
Total Maryland				11,265,237
Massachusetts — 4.2%
Massachusetts State DFA Revenue:
Newbridge Charles Inc., Refunding	5.000%	10/1/37	1,000,000	1,108,660	(e)
Newbridge Charles Inc., Refunding	5.000%	10/1/47	250,000	275,055	(e)
Tufts Medical Center Inc., Series I, Prerefunded	6.875%	1/1/41	2,400,000	2,593,176	(f)
Tufts Medical Center Inc., Series I, Unrefunded	6.875%	1/1/41	1,600,000	1,727,600	(f)
Wellforce Issue, Series A	5.000%	7/1/38	1,000,000	1,189,100
Wellforce Issue, Series A, Refunding	5.000%	7/1/36	1,000,000	1,198,340
Wellforce Issue, Series A, Refunding	5.000%	7/1/44	500,000	586,135
Massachusetts State HEFA Revenue, Massachusetts Eye & Ear Infirmary, Series C	5.375%	7/1/35	6,000,000	6,226,380	(f)
Massachusetts State, GO, Consolidated Loan, Series C	5.000%	5/1/49	6,000,000	7,323,060
Total Massachusetts				22,227,506
Michigan — 1.9%
Detroit, MI, Downtown Development Authority Revenue, Catalyst Development, Series A, Refunding, AGM	5.000%	7/1/43	750,000	828,413
Detroit, MI, GO, Financial Recovery, Series B1	4.000%	4/1/44	3,150,000	2,777,166	(b)
Michigan State Finance Authority Limited Obligation Revenue:
Higher Education, Thomas M Cooley Law School Project, Refunding	6.000%	7/1/24	1,355,000	1,403,116	(e)
Higher Education, Thomas M Cooley Law School Project, Refunding	6.750%	7/1/44	400,000	418,800	(e)
Michigan State Finance Authority Revenue:
Henry Ford Health System, Series A	4.000%	11/15/50	1,250,000	1,345,612
Senior Lien, Great Lakes Water Authority & Sewer, Series C-1, Refunding	5.000%	7/1/44	1,180,000	1,268,028
Senior Lien, Great Lakes Water Authority & Sewer, Series C-6, Refunding	5.000%	7/1/33	1,130,000	1,284,527
Michigan State Strategic Fund Limited Obligation Revenue, I-75 Improvement Project	5.000%	12/31/43	850,000	998,436	(d)
Total Michigan				10,324,098

See Notes to Financial Statements.

18	Western Asset Municipal High Income Fund 2019 Annual Report

Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Missouri — 2.1%
Kansas City, MO, IDA, Airport System Revenue, Series B	5.000%	3/1/46	$2,000,000	$2,376,420	(d)
Kansas City, MO, IDA, Senior Living Facilities Revenue, Kingswood Project	6.000%	11/15/51	1,000,000	873,650	(e)
Missouri State HEFA Revenue, Senior Living Facilities:
Lutheran Senior Services	6.000%	2/1/41	2,000,000	2,100,820
Lutheran Senior Services	5.000%	2/1/44	2,450,000	2,636,469
St. Louis County, MO, IDA, Senior Living Facilities Revenue, Friendship Village of Sunset Hills, Series A	5.875%	9/1/43	3,000,000	3,320,340
Total Missouri				11,307,699
Nebraska — 2.7%
Central Plains Energy Project, NE, Gas Project Revenue, Project #3, Series A, Refunding	5.000%	9/1/42	10,660,000	14,248,369
Nevada — 0.7%
State of Nevada Department of Business & Industry Revenue:
Charter School Lease Revenue, Somerset Academy, Series A	5.000%	12/15/35	1,295,000	1,395,790	(e)
Charter School Lease Revenue, Somerset Academy, Series A	5.125%	12/15/45	2,015,000	2,147,083	(e)
Total Nevada				3,542,873
New Jersey — 6.5%
Gloucester County, NJ, Pollution Control Financing Authority Revenue, Keystone Urban Renewal, Logan Generating, Refunding, Series A	5.000%	12/1/24	2,000,000	2,169,960	(d)
New Jersey State EDA Revenue:
Cranes Mill Project, Refunding	5.000%	1/1/39	1,000,000	1,126,280
Provident Group - Rowan Properties LLC, Rowan University Housing Project	5.000%	1/1/48	2,000,000	2,144,700
School Facilities Construction, Series I, Refunding, State Appropriations (SIFMA Municipal Swap Index Yield + 1.600%)	3.000%	3/1/28	17,500,000	17,638,425	(b)
New Jersey State EDA, Special Facility Revenue, Port Newark Container Terminal LLC Project, Refunding	5.000%	10/1/37	400,000	455,316	(d)
New Jersey State Health Care Facilities Financing Authority Revenue, Hackensack Meridian Health, Series A, Refunding	5.000%	7/1/38	300,000	357,810

See Notes to Financial Statements.

Western Asset Municipal High Income Fund 2019 Annual Report	19

Schedule of investments (cont’d)

July 31, 2019

Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
New Jersey — continued
New Jersey State Higher Education State, Student Assistance Authority Revenue, Subordinate, Series 1B	5.000%	12/1/44	$2,780,000	$3,001,622	(d)
New Jersey State Transportation Trust Fund Authority Revenue:
Highway Reimbursement, Refunding	5.000%	6/15/31	1,700,000	1,979,718
Transportation System, Series D	5.000%	6/15/32	4,625,000	5,174,542
Tobacco Settlement Financing Corp., NJ, Revenue, Senior, Series A, Refunding	5.000%	6/1/46	500,000	559,350
Total New Jersey				34,607,723
New Mexico — 0.2%
Otero County, NM, COP:
Jail Project Revenue	9.000%	4/1/23	410,000	408,676
Jail Project Revenue	9.000%	4/1/28	500,000	482,610	(b)
Total New Mexico				891,286
New York — 3.7%
Brooklyn Arena, NY, Local Development Corp. Revenue, Barclays Center Project	6.250%	7/15/40	10,000,000	10,238,800	(f)
Nassau County, NY, Industrial Development Agency, Continuing Care Retirement Community Revenue, Amsterdam at Harborside, Series C	2.000%	1/1/49	623,118	101,257
New York City, NY, IDA, Civic Facilities Revenue, Amboy Properties Corp. Project	6.750%	6/1/20	595,000	595,190
New York State Transportation Development Corp., Special Facilities Revenue, LaGuardia Airport Terminal B Redevelopment Project, Series A	5.000%	7/1/46	1,300,000	1,433,653	(d)
Port Authority of New York & New Jersey, Special Obligation Revenue, JFK International Air Terminal LLC	6.000%	12/1/36	7,000,000	7,410,340
Total New York				19,779,240
North Carolina — 0.3%
North Carolina State Turnpike Authority, Monroe Expressway Toll Revenue, Series A, Refunding, State Appropriations	5.000%	7/1/51	1,600,000	1,806,096
Ohio — 1.8%
Indian Creek Local School District, GO, Series A	5.000%	11/1/55	2,335,000	2,750,583

See Notes to Financial Statements.

20	Western Asset Municipal High Income Fund 2019 Annual Report

Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Ohio — continued
Ohio State Private Activity Revenue, Portsmouth Bypass Project	5.000%	6/30/53	$1,650,000	$1,791,356	(d)
Ohio State Water Development Authority, U.S. Steel Corp. Project, Refunding	6.600%	5/1/29	5,000,000	5,236,850
Total Ohio				9,778,789
Oklahoma — 2.0%
Payne County, OK, Economic Development Authority Revenue, Epworth Living at The Ranch, Series A	6.250%	11/1/31	860,000	309,600	*(g)
Tulsa County, OK, Industrial Authority, Senior Living Community Revenue:
Montereau Inc. Project, Refunding	5.250%	11/15/37	500,000	571,355
Montereau Inc. Project, Refunding	5.250%	11/15/45	1,000,000	1,128,560
Montereau Inc. Project, Series A	7.125%	11/1/30	1,000,000	1,043,220	(f)
Montereau Inc. Project, Series A	7.250%	11/1/40	7,000,000	7,309,050	(f)
Total Oklahoma				10,361,785
Oregon — 0.3%
Clackamas County, OR, Hospital Facility Authority Revenue, Senior Living, Willamette View Project, Refunding	5.000%	11/15/47	1,250,000	1,410,750
Pennsylvania — 3.9%
Allegheny County, PA, HDA Revenue, University Pittsburgh Medical Center, Series A, Refunding	4.000%	7/15/38	1,000,000	1,104,340
Commonwealth Financing Authority, PA, Tobacco Master Settlement Payment Revenue, Series 2018	5.000%	6/1/33	550,000	668,756
Lackawanna County, PA, GO, Series B, AGC	6.000%	9/15/34	4,000,000	4,023,360
Lancaster, PA, IDA Revenue, Willow Valley Communities Project	5.000%	12/1/49	1,750,000	2,003,085	(c)
Pennsylvania State Economic Development Financing Authority, Solid Waste Disposal Revenue, Waste Management Inc. Project	2.150%	7/1/24	750,000	764,888	(a)(b)(d)
Pennsylvania State Economic Development Financing Authority, Sewage Sludge Disposal Revenue, Philadelphia Biosolids Facility	6.250%	1/1/32	5,000,000	5,077,150
Pennsylvania State Higher Educational Facilities Authority Revenue, Shippensburg University	6.000%	10/1/31	3,500,000	3,860,115	(f)

See Notes to Financial Statements.

Western Asset Municipal High Income Fund 2019 Annual Report	21

Schedule of investments (cont’d)

July 31, 2019

Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Pennsylvania — continued
Philadelphia, PA, Authority for IDR:
Discovery Charter School Project	6.250%	4/1/42	$635,000	$650,380
Performing Arts Charter School Project	6.000%	6/15/23	2,185,000	2,239,428	(e)
Total Pennsylvania				20,391,502
Puerto Rico — 0.6%
Puerto Rico Commonwealth, Aqueduct & Sewer Authority Revenue, Senior Lien, Series A	5.250%	7/1/42	760,000	769,500
Puerto Rico Electric Power Authority Revenue:
Series A	5.000%	7/1/42	900,000	684,000	*(g)
Series A	5.050%	7/1/42	215,000	163,400	*(g)
Series XX	5.250%	7/1/40	1,850,000	1,410,625	*(g)
Total Puerto Rico				3,027,525
Rhode Island — 0.0%
Central Falls, RI, Detention Facility Corp., Detention Facilities Revenue, Refunding	7.250%	7/15/35	980,000	176,400	*(g)
Texas — 18.5%
Arlington, TX, Special Tax Revenue, Senior Lien, Series A, AGM	5.000%	2/15/48	1,600,000	1,885,360
Austin, TX, Airport System Revenue, Series B	5.000%	11/15/44	1,250,000	1,510,900	(c)(d)
Central Texas Regional Mobility Authority Revenue:
CAB	0.000%	1/1/36	2,800,000	1,685,236
CAB	0.000%	1/1/38	2,000,000	1,100,420
CAB	0.000%	1/1/40	2,200,000	1,120,020
Clifton, TX, Higher Education Finance Corp., Education Revenue:
Uplift Education, Series A	6.000%	12/1/30	1,120,000	1,190,571	(f)
Uplift Education, Series A	6.125%	12/1/40	4,000,000	4,258,640	(f)
Grand Parkway Transportation Corp., TX, System Toll Revenue, Convertible CAB, Series B (Step bond, 0.000% until 10/1/28; 5.500%)	0.000%	10/1/35	4,000,000	4,231,600
Gulf Coast, TX, IDA, Solid Waste Disposal Revenue, Citgo Petroleum Corp. Project	4.875%	5/1/25	2,000,000	2,037,120	(d)
Houston, TX, Airport System Revenue:
Special Facilities, Continental Airlines Terminal Improvement Projects, Refunding	6.500%	7/15/30	6,500,000	7,026,175	(d)
Special Facilities, Continental Airlines Terminal Improvement Projects, Refunding	6.625%	7/15/38	5,000,000	5,380,500	(d)

See Notes to Financial Statements.

22	Western Asset Municipal High Income Fund 2019 Annual Report

Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
Special Facilities, United Airlines Terminal Improvement Projects, Refunding	5.000%	7/15/35	$7,500,000	$8,339,550	(d)
Love Field, TX, Airport Modernization Corp., General Airport Revenue:
Series 2017	5.000%	11/1/33	110,000	129,906	(d)
Series 2017	5.000%	11/1/36	110,000	128,706	(d)
New Hope, TX, Cultural Education Facilities Finance Corp., Senior Living Revenue:
Cardinal Bay Inc., Village on the Park Carriage Inn Project	5.000%	7/1/46	500,000	566,735
Cardinal Bay Inc., Village on the Park Carriage Inn Project	5.000%	7/1/46	650,000	722,956
Cardinal Bay Inc., Village on the Park Carriage Inn Project	5.000%	7/1/51	650,000	734,162
New Hope, TX, Cultural Education Facilities Finance Corp., Student Housing Revenue, Collegiate Housing College Station, AGM	5.000%	4/1/46	500,000	552,755
Tarrant County, TX, Cultural Education Facilities Finance Corp., Retirement Facility Revenue:
Buckner Retirement Services Inc. Project, Refunding	5.000%	11/15/37	1,000,000	1,146,020
Buckner Retirement Services Inc. Project, Refunding	5.000%	11/15/46	1,200,000	1,356,600
Buckner Senior Living Ventana Project	6.750%	11/15/47	1,000,000	1,143,500
Texas Midwest Public Facility Corp., Revenue, Secure Treatment Facility Project	9.000%	10/1/30	5,000,000	1,725,000	*(g)
Texas State Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue, Senior Lien, Series D	6.250%	12/15/26	6,045,000	7,083,712
Texas State Private Activity Bond Surface Transportation Corp. Revenue:
Senior Lien, LBJ Infrastructure Group LLC	7.000%	6/30/40	16,460,000	17,271,313
Senior Lien, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project	6.875%	12/31/39	19,000,000	19,417,810
Texas State Public Finance Authority Charter School Finance Corp. Revenue:
Cosmos Foundation Inc., Series A	6.000%	2/15/30	1,000,000	1,025,400	(f)
Cosmos Foundation Inc., Series A	6.200%	2/15/40	4,000,000	4,105,880	(f)
Willacy County, TX, Jail, Public Facilities Corp. Project Revenue	7.500%	11/1/25	430,000	400,949

See Notes to Financial Statements.

Western Asset Municipal High Income Fund 2019 Annual Report	23

Schedule of investments (cont’d)

July 31, 2019

Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
Woodloch Health Facilities Development Corp., TX, Senior Housing Revenue:
Inspired Living at Lewisville Project, Series A	6.750%	12/1/51	$400,000	$375,992	(e)
Subordinated, Inspired Living at Lewisville Project, Series B	10.000%	12/1/51	150,000	135,116
Total Texas				97,788,604
U.S. Virgin Islands — 1.3%
Virgin Islands Public Finance Authority Revenue:
Subordinated, Matching Fund Loan, Diageo Project, Series A	6.625%	10/1/29	2,200,000	2,205,676
Subordinated, Matching Fund Loan, Diageo Project, Series A	6.750%	10/1/37	4,475,000	4,476,477
Total U.S. Virgin Islands				6,682,153
Utah — 0.6%
Utah State Charter School Finance Authority, Charter School Revenue:
Summit Academy Inc., Series A, Refunding, UT CSCE	5.000%	4/15/39	350,000	423,304
Summit Academy Inc., Series A, Refunding, UT CSCE	5.000%	4/15/44	625,000	747,356
Syracuse Arts Academy Project, UT CSCE	5.000%	4/15/42	750,000	851,888
Utah State Infrastructure Agency Telecommunication Revenue, Series A	5.375%	10/15/40	1,150,000	1,274,913
Total Utah				3,297,461
Washington — 0.1%
Washington State Housing Finance Commission Revenue:
Heron’s Key, Series A	6.500%	7/1/30	350,000	377,688	(e)
Heron’s Key, Series A	6.750%	7/1/35	350,000	377,111	(e)
Total Washington				754,799
Wisconsin — 1.9%
Public Finance Authority, WI, Ltd. Obligation Pilot Revenue, American Dream @ Meadowlands Project	7.000%	12/1/50	750,000	896,273	(e)
Public Finance Authority, WI, Revenue:
Bancroft Neurohealth Project	5.125%	6/1/48	3,000,000	3,112,590	(e)
Church Home of Hartford Inc. Project, Refunding	5.000%	9/1/38	1,250,000	1,317,487	(e)

See Notes to Financial Statements.

24	Western Asset Municipal High Income Fund 2019 Annual Report

Western Asset Municipal High Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Wisconsin — continued
Public Finance Authority, WI, Student Housing Revenue, CHF Wilmington LLC, University of North Carolina at Wilmington Project, AGM	5.000%	7/1/53	$2,470,000	$2,850,059
Wisconsin State HEFA Revenue, Aurora Health Care Inc., Series A	5.625%	4/15/39	2,000,000	2,062,720	(f)
Total Wisconsin				10,239,129
Total Investments before Short-Term Investments (Cost — $481,746,484)				527,186,559
Short-Term Investments — 0.6%
Municipal Bonds — 0.6%
California — 0.0%
California State MFA Revenue, La Sierra University, Series B, LOC - Wells Fargo Bank N.A.	1.120%	8/1/20	100,000	100,000	(i)(j)
Massachusetts — 0.0%
Massachusetts State HEFA Revenue, Partners Healthcare System Inc., Series H, SPA - JPMorgan Chase & Co.	1.440%	7/1/27	100,000	100,000	(i)(j)
New York — 0.6%
New York City, NY, GO, Series D, SPA - JPMorgan Chase & Co.	1.480%	8/1/38	800,000	800,000	(i)(j)
New York City, NY, TFA Revenue, Future Tax Secured, Subordinated Series A, SPA - JPMorgan Chase & Co.	1.480%	8/1/45	325,000	325,000	(i)(j)
New York State HFA Revenue:
250 West 93rd Street, Series 2005-A, LOC - Landesbank Hessen-Thuringen	1.510%	11/1/38	1,300,000	1,300,000	(d)(i)(j)
363 West 30th Street, Series A, LIQ - FNMA, LOC - FHLMC	1.470%	11/1/32	500,000	500,000	(d)(i)(j)
Total New York				2,925,000
Total Short-Term Investments (Cost — $3,125,000)				3,125,000
Total Investments — 100.1% (Cost — $484,871,484)				530,311,559
Liabilities in Excess of Other Assets — (0.1)%				(659,581)
Total Net Assets — 100.0%				$529,651,978

See Notes to Financial Statements.

Western Asset Municipal High Income Fund 2019 Annual Report	25

Schedule of investments (cont’d)

July 31, 2019

Western Asset Municipal High Income Fund

*	Non-income producing security.

(a)	Maturity date shown represents the mandatory tender date.

(b)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)	Securities traded on a when-issued or delayed delivery basis.

(d)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(e)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(f)	Pre-Refunded bonds are generally escrowed with U.S. government obligations and/or U.S. government agency securities.

(g)	The coupon payment on these securities is currently in default as of July 31, 2019.

(h)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(i)

Variable rate demand obligations (“VRDOs”) have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice. The interest rate generally resets on a daily or weekly basis and is determined on the specific interest rate reset date by the Remarketing Agent, pursuant to a formula specified in official documents for the VRDO, or set at the highest rate allowable as specified in official documents for the VRDO. VRDOs are benchmarked to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index. The SIFMA Municipal Swap Index is compiled from weekly interest rate resets of tax-exempt VRDOs reported to the Municipal Securities Rulemaking Board’s Short-term Obligation Rate Transparency System.

(j)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

See Notes to Financial Statements.

26	Western Asset Municipal High Income Fund 2019 Annual Report

Western Asset Municipal High Income Fund

Abbreviations used in this schedule:

AGC	— Assured Guaranty Corporation — Insured Bonds

AGM	— Assured Guaranty Municipal Corporation — Insured Bonds

CAB	— Capital Appreciation Bonds

CDA	— Communities Development Authority

COP	— Certificates of Participation

CSCE	— Charter School Credit Enhancement

DFA	— Development Finance Agency

EDA	— Economic Development Authority

EDC	— Economic Development Corporation

EFA	— Educational Facilities Authority

FHLMC	— Federal Home Loan Mortgage Corporation

FNMA	— Federal National Mortgage Association

GO	— General Obligation

HDA	— Housing Development Authority

HEFA	— Health & Educational Facilities Authority

HFA	— Housing Finance Agency

IDA	— Industrial Development Authority

IDR	— Industrial Development Revenue

LIQ	— Liquidity Facility

LOC	— Letter of Credit

MFA	— Municipal Finance Authority

PCFA	— Pollution Control Financing Authority

PEA	— Public Energy Authority

PFA	— Public Facilities Authority

SIFMA	— Securities Industry and Financial Markets Association

SPA	— Standby Bond Purchase Agreement — Insured Bonds

TFA	— Transitional Finance Authority

At July 31, 2019, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Depreciation
Contracts to Sell:
U.S. Treasury Ultra Long-Term Bonds	47	9/19	$8,051,973	$8,345,438	$(293,465)

See Notes to Financial Statements.

Western Asset Municipal High Income Fund 2019 Annual Report	27

Statement of assets and liabilities

July 31, 2019

Assets:
Investments, at value (Cost — $484,871,484)	$530,311,559
Cash	100,049
Interest receivable	5,116,675
Receivable for Fund shares sold	398,128
Prepaid expenses	32,761
Total Assets	535,959,172

Liabilities:
Payable for securities purchased	4,166,294
Payable for Fund shares repurchased	1,282,875
Distributions payable	368,973
Investment management fee payable	243,062
Payable to broker — variation margin on open futures contracts	85,188
Service and/or distribution fees payable	68,691
Trustees’ fees payable	678
Accrued expenses	91,433
Total Liabilities	6,307,194
Total Net Assets	$529,651,978

Net Assets:
Par value (Note 7)	$372
Paid-in capital in excess of par value	507,763,549
Total distributable earnings (loss)	21,888,057
Total Net Assets	$529,651,978

Net Assets:
Class A	$282,767,473
Class C	$50,857,413
Class I	$196,027,092

Shares Outstanding:
Class A	19,817,250
Class C	3,584,279
Class I	13,810,418

Net Asset Value:
Class A (and redemption price)	$14.27
Class C*	$14.19
Class I (and redemption price)	$14.19
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$14.90

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

28	Western Asset Municipal High Income Fund 2019 Annual Report

Statement of operations

For the Year Ended July 31, 2019

Investment Income:
Interest	$27,219,664

Expenses:
Investment management fee (Note 2)	2,884,359
Service and/or distribution fees (Notes 2 and 5)	894,994
Transfer agent fees (Note 5)	384,268
Registration fees	85,384
Fund accounting fees	73,201
Legal fees	54,870
Audit and tax fees	50,359
Shareholder reports	24,164
Trustees’ fees	13,292
Insurance	7,885
Commitment fees (Note 8)	5,973
Custody fees	4,962
Interest expense	1,511
Miscellaneous expenses	13,155
Total Expenses	4,498,377
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(90,187)
Net Expenses	4,408,190
Net Investment Income	22,811,474

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Loss From:
Investment transactions	(1,583,979)
Futures contracts	(240,605)
Net Realized Loss	(1,824,584)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	9,564,765
Futures contracts	(293,465)
Change in Net Unrealized Appreciation (Depreciation)	9,271,300
Net Gain on Investments and Futures Contracts	7,446,716
Increase in Net Assets From Operations	$30,258,190

See Notes to Financial Statements.

Western Asset Municipal High Income Fund 2019 Annual Report	29

Statements of changes in net assets

For the Years Ended July 31,	2019	2018

Operations:
Net investment income	$22,811,474	$24,948,228
Net realized loss	(1,824,584)	(205,679)
Change in net unrealized appreciation (depreciation)	9,271,300	(11,619,571)
Increase in Net Assets From Operations	30,258,190	13,122,978

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings(a)	(22,824,316)	(25,117,911)
Decrease in Net Assets From Distributions to Shareholders	(22,824,316)	(25,117,911)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	132,719,171	116,804,362
Reinvestment of distributions	18,201,272	19,041,627
Cost of shares repurchased	(196,188,560)	(175,081,553)
Decrease in Net Assets From Fund Share Transactions	(45,268,117)	(39,235,564)
Decrease in Net Assets	(37,834,243)	(51,230,497)

Net Assets:
Beginning of year	567,486,221	618,716,718
End of year(b)	$529,651,978	$567,486,221

(a)

Distributions from net investment income and from realized gains are no longer required to be separately disclosed (Note 10). For the year ended July 31, 2018, distributions from net investment income and net realized gains were $25,020,057 and $97,854, respectively.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required (Note 10). For the year ended July 31, 2018, end of year net assets included undistributed net investment income of $1,596,381.

See Notes to Financial Statements.

30	Western Asset Municipal High Income Fund 2019 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class A Shares[1]	2019	2018	2017[2]	2016	2015

Net asset value, beginning of year	$14.05	$14.33	$14.88	$14.31	$14.41

Income (loss) from operations:
Net investment income	0.61	0.60	0.60	0.59	0.64
Net realized and unrealized gain (loss)	0.22	(0.28)	(0.55)	0.57	(0.09)
Total income from operations	0.83	0.32	0.05	1.16	0.55

Less distributions from:
Net investment income	(0.61)	(0.60)	(0.60)	(0.59)	(0.65)
Net realized gains	—	(0.00) [3]	—	—	—
Total distributions	(0.61)	(0.60)	(0.60)	(0.59)	(0.65)

Net asset value, end of year	$14.27	$14.05	$14.33	$14.88	$14.31
Total return[4]	6.09%	2.31%	0.41%	8.32%	3.81%

Net assets, end of year (millions)	$283	$262	$279	$343	$323

Ratios to average net assets:
Gross expenses	0.83%	0.82%	0.81%[5]	0.80%[5]	0.81%[5]
Net expenses	0.83	0.82 [6]	0.80 [5,6]	0.80 [5]	0.81 [5]
Net investment income	4.36	4.23	4.15	4.07	4.38

Portfolio turnover rate	17%	15%	8%	9%[7]	8%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Prior to November 21, 2016, Western Asset Municipal High Income Fund invested, as a feeder fund, in Municipal High Income Portfolio. Per share data and ratios include Western Asset Municipal High Income Fund information as a stand-alone and feeder fund for the respective periods.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Includes the Fund’s share of Municipal High Income Portfolio’s allocated expenses.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Represents the portfolio turnover rate of Municipal High Income Portfolio.

See Notes to Financial Statements.

Western Asset Municipal High Income Fund 2019 Annual Report	31

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class C Shares[1]	2019	2018	2017[2]	2016	2015

Net asset value, beginning of year	$13.97	$14.25	$14.81	$14.23	$14.33

Income (loss) from operations:
Net investment income	0.53	0.52	0.51	0.50	0.55
Net realized and unrealized gain (loss)	0.22	(0.28)	(0.56)	0.59	(0.09)
Total income (loss) from operations	0.75	0.24	(0.05)	1.09	0.46

Less distributions from:
Net investment income	(0.53)	(0.52)	(0.51)	(0.51)	(0.56)
Net realized gains	—	(0.00) [3]	—	—	—
Total distributions	(0.53)	(0.52)	(0.51)	(0.51)	(0.56)

Net asset value, end of year	$14.19	$13.97	$14.25	$14.81	$14.23
Total return[4]	5.50%	1.73%	(0.25)%	7.80%	3.21%

Net assets, end of year (000s)	$50,857	$84,668	$97,922	$120,733	$119,288

Ratios to average net assets:
Gross expenses	1.40%	1.38%	1.38%[5]	1.37%[5]	1.38%[5]
Net expenses	1.40	1.38 [6]	1.38 [5,6]	1.37 [5]	1.38 [5]
Net investment income	3.81	3.67	3.58	3.50	3.81

Portfolio turnover rate	17%	15%	8%	9%[7]	8%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Prior to November 21, 2016, Western Asset Municipal High Income Fund invested, as a feeder fund, in Municipal High Income Portfolio. Per share data and ratios include Western Asset Municipal High Income Fund information as a stand-alone and feeder fund for the respective periods.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Includes the Fund’s share of Municipal High Income Portfolio’s allocated expenses.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Represents the portfolio turnover rate of Municipal High Income Portfolio.

See Notes to Financial Statements.

32	Western Asset Municipal High Income Fund 2019 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class I Shares[1]	2019	2018	2017[2]	2016	2015

Net asset value, beginning of year	$13.98	$14.26	$14.81	$14.23	$14.33

Income (loss) from operations:
Net investment income	0.63	0.62	0.61	0.61	0.66
Net realized and unrealized gain (loss)	0.21	(0.28)	(0.54)	0.58	(0.09)
Total income from operations	0.84	0.34	0.07	1.19	0.57

Less distributions from:
Net investment income	(0.63)	(0.62)	(0.62)	(0.61)	(0.67)
Net realized gains	—	(0.00) [3]	—	—	—
Total distributions	(0.63)	(0.62)	(0.62)	(0.61)	(0.67)

Net asset value, end of year	$14.19	$13.98	$14.26	$14.81	$14.23
Total return[4]	6.21%	2.48%	0.54%	8.58%	3.96%

Net assets, end of year (millions)	$196	$221	$242	$340	$328

Ratios to average net assets:
Gross expenses	0.70%	0.69%	0.72%[5]	0.72%[5]	0.72%[5]
Net expenses[6,7]	0.65	0.65	0.65 [5]	0.65 [5]	0.65 [5]
Net investment income	4.54	4.41	4.28	4.22	4.54

Portfolio turnover rate	17%	15%	8%	9%[8]	8%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Prior to November 21, 2016, Western Asset Municipal High Income Fund invested, as a feeder fund, in Municipal High Income Portfolio. Per share data and ratios include Western Asset Municipal High Income Fund information as a stand-alone and feeder fund for the respective periods.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Includes the Fund’s share of Municipal High Income Portfolio’s allocated expenses.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[8]	Represents the portfolio turnover rate of Municipal High Income Portfolio.

See Notes to Financial Statements.

Western Asset Municipal High Income Fund 2019 Annual Report	33

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Municipal High Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence

34	Western Asset Municipal High Income Fund 2019 Annual Report

reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset Municipal High Income Fund 2019 Annual Report	35

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal Bonds†	—	$527,186,559	—	$527,186,559
Short-Term Investments†	—	3,125,000	—	3,125,000
Total Investments	—	$530,311,559	—	$530,311,559

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts	$293,465	—	—	$293,465

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

36	Western Asset Municipal High Income Fund 2019 Annual Report

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(d) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(e) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Western Asset Municipal High Income Fund 2019 Annual Report	37

Notes to financial statements (cont’d)

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of July 31, 2019, the Fund did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(g) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

38	Western Asset Municipal High Income Fund 2019 Annual Report

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of July 31, 2019, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$14,782,122	$(14,782,122)

(a)	Reclassifications are due to the expiration of a capital loss carryfoward.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company, LLC (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.550%
Next $1 billion	0.525
Next $3 billion	0.500
Next $5 billion	0.475
Over $10 billion	0.450

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund.

Western Asset Municipal High Income Fund 2019 Annual Report	39

Notes to financial statements (cont’d)

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

During the year ended July 31, 2019, fees waived and/or expenses reimbursed amounted to $90,187.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 2019, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class C
Sales charges	$28,541	—
CDSCs	157	$2,761

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

The Fund is permitted to purchase or sell, typically short-term variable rate demand obligations, from or to certain other affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board of Trustees. The procedures have been designed to provide assurance that any purchase or sale of securities by the Fund from or to another fund or portfolio that is, or could be considered, an affiliate by virtue of having a common investment manager or subadviser (or affiliated investment manager or subadviser), common Trustees and/or common officers complies with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

40	Western Asset Municipal High Income Fund 2019 Annual Report

For the year ended July 31, 2019, such purchase and sale transactions (excluding accrued interest) were $87,800,000 and $87,170,000, respectively.

3. Investments

During the year ended July 31, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$86,503,804
Sales	124,717,082

At July 31, 2019, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$484,759,744	$50,649,848	$(5,098,033)	$45,551,815
Futures contracts	—	—	(293,465)	(293,465)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at July 31, 2019.

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$293,465

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended July 31, 2019. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(240,605)

Western Asset Municipal High Income Fund 2019 Annual Report	41

Notes to financial statements (cont’d)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(293,465)

During the year ended July 31, 2019, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$4,868,853

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A and Class C shares calculated at the annual rate of 0.15% and 0.70% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended July 31, 2019, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$387,074	$163,405
Class C	507,920	59,295
Class I	—	161,568
Total	$894,994	$384,268

For the year ended July 31, 2019, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class C	—
Class I	$90,187
Total	$90,187

6. Distributions to shareholders by class

	Year Ended July 31, 2019	Year Ended July 31, 2018
Net Investment Income:
Class A	$11,268,247	$11,535,593
Class C	2,761,115	3,403,144
Class I	8,794,954	10,081,320
Total	$22,824,316	$25,020,057

42	Western Asset Municipal High Income Fund 2019 Annual Report

	Year Ended July 31, 2019	Year Ended July 31, 2018
Net Realized Gains:
Class A	—	$44,565
Class C	—	15,147
Class I	—	38,142
Total	—	$97,854

7. Shares of beneficial interest

At July 31, 2019, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended July 31, 2019		Year Ended July 31, 2018
	Shares	Amount	Shares	Amount
Class A
Shares sold	4,510,045	$63,278,102	2,878,621	$40,883,952
Shares issued on reinvestment	708,777	9,930,294	707,604	10,018,326
Shares repurchased	(4,042,927)	(56,377,961)	(4,387,916)	(62,179,751)
Net increase (decrease)	1,175,895	$16,830,435	(801,691)	$(11,277,473)

Class C
Shares sold	532,478	$7,388,592	608,175	$8,593,274
Shares issued on reinvestment	159,821	2,223,286	194,893	2,744,383
Shares repurchased	(3,167,801)	(44,264,837)	(1,609,391)	(22,671,960)
Net decrease	(2,475,502)	$(34,652,959)	(806,323)	$(11,334,303)

Class I
Shares sold	4,468,809	$62,052,477	4,781,495	$67,327,136
Shares issued on reinvestment	434,136	6,047,692	445,814	6,278,918
Shares repurchased	(6,897,587)	(95,545,762)	(6,411,064)	(90,229,842)
Net decrease	(1,994,642)	$(27,445,593)	(1,183,755)	$(16,623,788)

8. Redemption facility

The Fund and certain other participating funds within the Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Variable Income Trust, and Master Portfolio Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving

Western Asset Municipal High Income Fund 2019 Annual Report	43

Notes to financial statements (cont’d)

credit facility, in the aggregate amount of $220 million. Unless renewed, the agreement will terminate on November 18, 2019. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the year ended July 31, 2019, the Fund incurred a commitment fee in the amount of $5,973. The Fund did not utilize the Redemption Facility during the year ended July 31, 2019.

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended July 31, was as follows:

	2019	2018
Distributions paid from:
Tax-exempt income	$22,820,579	$25,020,057
Ordinary income	3,737	97,854
Total distributions paid	$22,824,316	$25,117,911

As of July 31, 2019, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed tax-exempt income — net	$1,639,202
Deferred capital losses*	(25,202,195)
Other book/tax temporary differences(a)	192,700
Unrealized appreciation (depreciation)(b)	45,258,350
Total accumulated earnings (losses) — net	$21,888,057

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book and tax accretion methods for market discount on fixed income securities.

10. Recent accounting pronouncements

The Fund has adopted the disclosure provisions of the Financial Accounting Standards Board Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13. The impact of the Fund’s adoption was limited to changes in the Fund’s financial statement

44	Western Asset Municipal High Income Fund 2019 Annual Report

disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Fund adopted the Final Rule with the most notable impacts being that the Fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets. The tax components of distributable earnings and distributions to shareholders continue to be disclosed within the Notes to Financial Statements.

Western Asset Municipal High Income Fund 2019 Annual Report	45

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Income Trust and Shareholders of Western Asset Municipal High Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Municipal High Income Fund (one of the funds constituting Legg Mason Partners Income Trust, referred to hereafter as the “Fund”) as of July 31, 2019, the related statement of operations for the year ended July 31, 2019 and the statement of changes in net assets and the financial highlights for each of the two years in the period ended July 31, 2019, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of its operations for the year ended July 31, 2019, and the changes in net assets and the financial highlights for each of the two years in the period ended July 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended July 31, 2017 and the financial highlights for each of the periods ended on or prior to July 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 20, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopersLLP

Baltimore, MD

September 17, 2019

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not been able to determine the specific year we began serving as auditor.

46	Western Asset Municipal High Income Fund 2019 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Municipal High Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Elliott J. Berv

Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during the past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	43
Other board memberships held by Trustee during the past five years	None

Jane F. Dasher

Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	43
Other board memberships held by Trustee during the past five years	Director, Visual Kinematics, Inc. (since 2018)

Mark T. Finn

Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during the past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	43
Other board memberships held by Trustee during the past five years	None

Western Asset Municipal High Income Fund	47

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Stephen R. Gross*

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	88
Other board memberships held by Trustee during the past five years	None

Susan M. Heilbron*

Year of birth	1945
Position(s) with Trust	Trustee and Chair
Term of office[1] and length of time served[2]	Since 1994 (Chair of the Board since 2018)
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	88
Other board memberships held by Trustee during the past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

Susan B. Kerley

Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	43
Other board memberships held by Trustee during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

48	Western Asset Municipal High Income Fund

Independent Trustees† (cont’d)

R. Richardson Pettit

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during the past five years	Retired; Duncan Professor of Finance Emeritus, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	43
Other board memberships held by Trustee during the past five years	None

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 141 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	132
Other board memberships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Western Asset Municipal High Income Fund	49

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

50	Western Asset Municipal High Income Fund

Additional Officers (cont’d)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, Baltimore, MD 21202

Year of birth	1970
Position(s) with Trust	Principal Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2011 and since 2017
Principal occupation(s) during the past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

Western Asset Municipal High Income Fund	51

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*

Effective February 6, 2019, Mr. Gross and Ms. Heilbron serve as Trustees on this Board and an additional Board within the Legg Mason fund complex, which is reflected in the “Number of funds in fund complex overseen by Trustee”.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

52	Western Asset Municipal High Income Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended July 31, 2019:

Record date:	Daily	Daily	Daily
Payable date:	August 2018 through December 2018	1/31/2019	February 2019 through July 2019
Tax-exempt interest	100.00%	99.80%	100.00%
Ordinary income*	—	0.20%	—

The following information is applicable to non-U.S. resident shareholders:

*

All of the ordinary income distributions paid monthly by the Fund represent Interest-related dividends and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

Western Asset Municipal High Income Fund	53

Western Asset

Municipal High Income Fund

Trustees

Elliot J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Susan M. Heilbron

Chair

Susan B. Kerley

R. Richardson Pettit

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company,

LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset Municipal High Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Municipal High Income Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Previously, the Fund filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov. To obtain information on Forms N-PORT and N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Municipal High Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2019 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2019 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0427 9/19 SR19-3703

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending July 31, 2018 and July 31, 2019 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $156,583 in July 31, 2018 and $115,801 in July 31, 2019.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in July 31, 2018 and $9,000 in July 31, 2019.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $17,450 in July 31, 2018 and $0 in July 31, 2019. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust, were $11,092 in July 31, 2018 and $0 in July 31, 2019

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for July 31, 2018 and July 31, 2019; Tax Fees were 100% and 100% for July 31, 2018 and July 31, 2019; and Other Fees were 100% and 100% for July 31, 2018 and July 31, 2019.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $517,227 in July 31, 2018 and $463,523 in July 31, 2019.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Susan M. Heilbron

Susan B. Kerley

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	September 24, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	September 24, 2019

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	September 24, 2019